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                                                                      Exhibit 23


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-41284) and in the Post Effective Amendment No. 1 on Form S-8 to Form S-4 (No. 333-88663) of Gentiva Health Services, Inc. of our report dated February 6, 2002 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K/A.



/s/ PricewaterhouseCoopers, LLP
---------------------------------
PricewaterhouseCoopers, LLP




New York, New York
May 8, 2002